FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, New York  10005/(212) 858-8200


      This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). The Contracts are designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis. The Contracts may also be purchased through (1) qualified individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are flexible premium deferred annuity contracts ("Deferred Annuity Contracts") under which annuity payments will begin on a selected future date. A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS. SEE "FEDERAL INCOME TAX STATUS." THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT. SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT." The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Although the Contracts do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan (see "Federal Income Tax Status"). Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.


      Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund A ("Separate Account A"). The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"), an open-end, diversified management investment company.


      This Prospectus sets forth the information about Separate Account A that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 17 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above. Additional information about Separate Account A has been filed with the Securities and Exchange Commission.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
       THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                              ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.
           THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
              PROSPECTUS OF FIRST INVESTORS SPECIAL BOND FUND, INC.


                  The date of this Prospectus is April 30, 1997

                                   PROSPECTUS
                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS....................................................3
FEE TABLE....................................................................4
CONDENSED FINANCIAL INFORMATION..............................................5
GENERAL DESCRIPTION..........................................................5
      First Investors Life Insurance Company.................................5
      Separate Account A.....................................................5
      The Fund...............................................................6
      Adviser................................................................6
      Underwriter............................................................6
      Voting Rights..........................................................6
PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES..................................7
      Purchase Payments......................................................7
      Deductions from Purchase Payments......................................7
      Deduction Table........................................................8
      Exchange Privilege.....................................................8
      Mortality and Expense Risk Charges.....................................8
      Administrative Charge..................................................9
      Other Charges..........................................................9
      Expenses...............................................................9
VARIABLE ANNUITY CONTRACTS...................................................9
      Deferred Variable Annuities--Accumulation Period......................10
      Annuity Period........................................................10
      Death Benefit During the Accumulation Period..........................12
      Surrender and Termination (Redemption) During
        the Accumulation Period.............................................12
      Death of Contractowner................................................13
      Ten-Day Revocation Right..............................................13
FEDERAL INCOME TAX STATUS...................................................13
PERFORMANCE INFORMATION.....................................................15
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................17
APPENDIX I - STATE AND LOCAL TAXES..........................................17


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

                            GLOSSARY OF SPECIAL TERMS

      ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

      ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

      ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in Separate Account A prior to the Annuity Commencement Date.

      ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

      ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

      ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

      ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

      BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

      CONTRACT - An individual variable annuity contract offered by this Prospectus.

      CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

      FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.


      GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account A and other segregated investment accounts of First Investors Life.


      JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

      SEPARATE ACCOUNT A - The segregated investment account entitled "First Investors Life Variable Annuity Fund A," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

      SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.


      VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending at the end of the next Valuation Date.


      VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of Separate Account A.


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

                                    FEE TABLE

      The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account A as well as the Fund.

CONTRACTOWNER TRANSACTION EXPENSES
     Sales Load Imposed on Purchases
        (As a percentage of purchase payments) . . . . . . . . . . . .   7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
   (As a percentage of average account value)
     Mortality  and Expense Risk Fees. . . . . . . . . . . . . . . . .   0.75%
Total Separate Account Annual Expenses. . . . . . . . . . . . . . . .    0.75%


FUND ANNUAL EXPENSES
   (As a percentage of Fund average net assets)
     Management  Fees. . . . . . . . . . . . . . . . . . . . . . . . .   0.75%
     Other  Expenses.  . . . . . . . . . . . . . . . . . . . . . . . .   0.11%
     Total Fund Operating Expenses . . . . . . . . . . . . . . . . . .   0.86%*

* The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For more complete descriptions of the various costs and expenses shown in the Fee Table, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE
If you surrender your Contract at
the end of the applicable time period:     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------

   You would pay the following expenses
   on a $1,000 investment, assuming 5%
   annual return on assets: ..............   $85      $117      $151       $248

THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.




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

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES


   The  following  shows  the  accumulation   unit  values  and  the  number  of
accumulation units outstanding for Separate Account A for the last ten fiscal years:

                                   ACCUMULATION                 NUMBER OF
                 AS OF:            UNIT VALUE($)           ACCUMULATION UNITS
          -----------------        -------------           ------------------
          December 31, 1987            1.88094               23,227,139.1
          December 31, 1988            2.13623               32,388,317.9
          December 31, 1989            2.08689               40,781,044.9
          December 31, 1990            1.88053               28,318,605.0
          December 31, 1991            2.53391               19,910,946.0
          December 31, 1992            2.88323               15,144,947.0
          December 31, 1993            3.38150               12,724,736.0
          December 31, 1994            3.31907               11,057,783.2
          December 31, 1995            3.97815                9,552,100.7
          December 31, 1996            4.46562                8,254,269.6

                               GENERAL DESCRIPTION

      FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

      SEPARATE   ACCOUNT  A.  First  Investors  Life  Variable  Annuity  Fund  A
("Separate Account A") was established on September 11, 1979 under the provisions of the New York Insurance Law. The assets of Separate Account A are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account A is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account A.


      The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"). The Fund's Prospectus describes the risks attendant to an investment in the Fund.

      Income, gains and losses, whether or not realized, from assets allocated to Separate Account A are, in accordance with the applicable Contracts, credited to or charged against Separate Account A without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

      Any and all distributions received from the Fund will be paid in Fund shares or if in cash, will be reinvested in additional Fund shares at net asset value. Accordingly, no cash distributions will be made to

Contractowners. Deductions and redemptions from Separate Account A may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Fund will be valued at their net asset value.


      Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contract. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval for any changes and provide, when required, the appropriate notification to Contractowners prior to making such changes. Examples of the changes First Investors Life may make include, but are not limited to:


             . To operate Separate Account A in any form permitted under the 1940 Act or in any other form permitted by law.

             . To add, delete, or substitute for the Fund shares held in Separate Account A, the shares of any investment company or series thereof, or any investment permitted by law.

             . To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable Federal or state law.


      THE FUND. First Investors Special Bond Fund, Inc. is a diversified open-end management investment company registered under the 1940 Act. Registration of the Fund with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Fund. The shares of the Fund are not sold directly to the general public but are available only through the purchase of Contracts issued by First Investors Life. The Fund reserves the right to offer its shares to other separate accounts of First Investors Life or directly to First Investors Life.


      The Fund primarily seeks to earn a high level of current income without undue risk to principal and secondarily seeks growth of capital. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in high yield, high risk securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities -- Risk Factors" in the Fund's Prospectus.


      For more complete information about the Fund, including management fees and other expenses, see the Fund's Prospectus, which is attached to this Prospectus. It is important to read the Prospectus carefully before you decide to invest. No offer will be made of a Contract funded by the underlying mutual fund unless a current Prospectus of the Fund has been delivered.

      ADVISER. First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of the Fund. The Adviser supervises and manages the investments and operations of the Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, New York 10005.


      UNDERWRITER. First Investors Life and Separate Account A have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


      VOTING RIGHTS. First Investors Life will vote the shares of the Fund held in Separate Account A or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in Separate Account A as follows: shares attributable to Contractowners for which it receives instructions, in accordance with the instructions; shares attributable to Contractowners for which it does not receive instructions, in the same proportion that it votes shares held in the Separate Account for which it receives instructions; and shares not attributable to Contractowners, in the same proportion that it votes shares held in the Separate Account that are attributable to Contractowners and for which it receives instructions. It will vote Fund shares held directly in the same proportion that it votes shares held in the Separate Account that are attributable to Contractowners and for which it receives instructions. All of the shares of the Fund held by First Investors Life through the Separate Account or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

      Prior to the Annuity Commencement Date, the number of Fund shares held in the Separate Account that is attributable to each Contractowner is determined by dividing the Separate Account's Accumulated Value by the net asset value of one Fund share. After the Annuity Commencement Date, the number of Fund shares held in the Separate Account that is attributable to each Contractowner is determined by dividing the reserve held in the Separate Account for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates. The number of votes that a Contractowner has the right to cast will be determined as of the record date established by Life Series Fund.

      Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Contractowner having a voting interest in the Separate Account will be sent meeting and other materials relating to the Fund.

      First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of the Fund in its own right, to the extent permitted by law.


                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

      PURCHASE PAYMENTS. Investors in Separate Account A will be purchasing Accumulation Units of Separate Account A only and not shares of the Fund in which Separate Account A invests.

      The minimum purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.


      Initial purchase payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life, provided that First Investors Life has received a duly completed application. Additional payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period.

      Purchase payments, after deductions for sales expenses and any applicable Premium taxes (see "Deductions from Purchase Payments"), will be allocated to Separate Account A based upon the next computed value of an Accumulation Unit following receipt by First Investors Life at its Executive Office or other designated office. Accumulation Units are valued at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time).


      DEDUCTIONS FROM PURCHASE PAYMENTS. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover all expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts.

                                 DEDUCTION TABLE

                                         SALES CHARGE AS % OF    CONCESSION TO
                                       OFFERING   NET AMOUNT     DEALERS AS % OF
AMOUNT OF INVESTMENT                     PRICE*    INVESTED      OFFERING PRICE
--------------------                   --------- ------------   ---------------
Less than $25,000....................    7.00%       7.53%            5.75%
$25,000 but under $50,000............    6.25        6.67             5.17
$50,000 but under $100,000...........    4.75        4.99             3.93
$100,000 but under $250,000..........    3.50        3.63             2.90
$250,000 but under $500,000..........    2.50        2.56             2.19
$500,000 but under $1,000,000........    2.00        2.04             1.67
$1,000,000 or over...................    1.50        1.52             1.24

----------
  *   Assumes that no Premium taxes have been deducted.


      EXCHANGE PRIVILEGE. First Investors Life Variable Annuity Fund C ("Separate Account C") is a segregated investment account established by First Investors Life which invests in shares of First Investors Life Series Fund, a mutual fund composed of eleven separate series. Contractowners of Separate Account A may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at net asset value in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange, Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily net asset value of the Subaccounts as a charge for mortality and expense risks. Contractowners are advised to read the Prospectus of Separate Account C, which may be obtained free of charge from First Investors Life, before exchanging Separate Account A Contracts for Separate Account C Contracts. This exchange privilege may be modified or terminated at any time by First Investors Life.

      MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of Separate Account A, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.


      The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. First Investors Life also assumes mortality risk as a result of its guarantee of a minimum payment in the event the Annuitant or the Contractowner named in the original application for the Contract dies prior to the Annuity Commencement Date.


      In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 0.75% of the daily net asset value of Separate Account A. Of such charge, approximately 0.60% is for assuming the mortality risk and 0.15% is for assuming the expense risk.

      If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deduction proves more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account A.

      ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

      OTHER CHARGES. Some states assess Premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess Premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any Premium taxes due at the time Purchase Payments are made and then deducts Premium taxes from the Accumulated Value of the Contract at the time of surrender, upon death of the Annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct Premium taxes when incurred. See Appendix I for Premium tax table.


      EXPENSES. The total expenses of Separate Account A for the fiscal year ended December 31, 1996 amounted to $276,587 or 0.74% of its average net assets. There are deductions from and expenses paid out of the assets of the Fund that are described in the Prospectus for the Fund.


                           VARIABLE ANNUITY CONTRACTS

      This Prospectus offers individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The individual Deferred Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of Separate Account A. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."


      All or a portion of the Accumulated Value may be surrendered during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of Contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.


      First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

      Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive Office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD


Crediting Accumulation Units. During the Accumulation Period, net purchase payments on Deferred Annuity Contracts, after deductions for sales expenses and any Premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for Separate Account A is determined by dividing the net purchase payment by the value of an Accumulation Unit for Separate Account A based upon the next computed value of an Accumulation Unit following receipt of the purchase payment by First Investors Life at its Executive Office or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of Separate Account A. The investment performance of the Fund, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for Separate Account A by the value of an Accumulation Unit for Separate Account A for the Valuation Period.


ANNUITY PERIOD


      COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted.


      If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

      ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of Separate Account A is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

      ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

      The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity

      Commencement  Date, (ii) the Annuity Option selected by the Contractowner,
(iii) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and (iv) in the case of a variable annuity, the investment performance of the Fund.

      On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.


      The Contracts provide for the six Annuity Options described below:

      Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

      Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.


      Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.


      Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

      Under  Annuity  Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

      Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

           1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

           2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

      Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of Separate Account A as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to Separate Account A and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and
(b) is the product of the number of Annuity Units applicable under Separate Account A represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

      ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 monthly payments guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

      If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on or next following the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.


      If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the amount of the Death Benefit plus any interest at the current settlement option rate then in effect will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.


      The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD


      A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from Separate Account A resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in Separate Account A. For any partial or full surrender, the deduction will be based upon the next computed value of an Accumulation Unit following receipt of the request by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than seven days. However, First Investors Life may postpone such payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the

Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State Premium tax consequences, see "Other Charges" and "Appendix I."


      MATURITY DATE EXCHANGE PRIVILEGE. If this Contract is liquidated during the one-year period preceding its maturity date ("Annuity Commencement Date") the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.


DEATH OF CONTRACTOWNER

      If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

      If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

      A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner, elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of Separate Account A. In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.

                            FEDERAL INCOME TAX STATUS


      The Contracts are designed for use by individuals who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis or through the following retirement plans qualified for special tax treatment under the Code (1) individual retirement accounts and (2) qualified corporate employee pension and profit sharing plans.


      In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a

Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

      The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

      First Investors Life is taxed as a life insurance company under the Code. Since Separate Account A is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of Separate Account A, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Fund may realize net investment income and pay dividends and Separate Account A may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account A or the Contractowner.


      Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, will be excluded from gross income. The investment in the Contract is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made, in the case of variable annuity payments, and by the expected return, in the case of fixed annuity payments, to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.


      In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account A must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by Separate Account A of shares of the Fund will not fail the diversification requirements provided that the Fund is taxed as a regulated investment company under Subchapter M of the Code, and that the Fund meets such diversification requirements, and all shares of the Fund are owned only by Separate Account A (and similar accounts of First Investors Life or other insurance companies), and access to the Fund is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Fund to be invested in a manner that complies with the asset diversification requirements.


      The tax law does not currently provide guidance as to circumstances in which a Contractowner may be said to have "control" over Separate Account A assets and thus be subject to current taxation on income credited to the Contractowner's Contract. The Treasury Department has said that it may provide such guidance by a ruling or regulation. It is not clear what this additional guidance would provide, nor whether it would be applied on a retroactive basis. First Investors Life reserves the right to amend the Contracts in any appropriate way and take other action necessary to avoid such current taxation.

      With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and
(iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

      In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same Contractowner during any calendar year will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any calendar year.


      Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

      The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

      A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

      Insurers are required to report all designated distribution payments to the Internal Revenue Service.

      With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

      It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

      From time to time, Separate Account A may advertise several types of performance information, including yield, average annual total return and total return. Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of Separate Account A.

      Average annual total return and total return calculations measure the net income of Separate Account A plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in Separate Account A for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which Separate Account A has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in Separate Account A over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk fee of 0.75%.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period expressed as a percentage of the value of Separate Accounts A's Accumulation Units. Yield is an annualized figure, which means that it is assumed that Separate Account A generates the same level of net income over a one-year period which is compounded on a semi-annual basis.

      For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION


       ITEM                                                            PAGE
       ----                                                            ----
    General Description...............................................  2
    Services..........................................................  2
    Annuity Payments..................................................  3
    Other Information.................................................  5
    Performance Information...........................................  5
    Relevance of Financial Statements.................................  7
    Appendices........................................................  8
    Financial Statements..............................................  13


                                   APPENDIX I

                             STATE AND LOCAL TAXES*


Alabama.....................  1.00%         Mississippi................. 2.00%
Alaska......................     --         Missouri....................  --
Arizona.....................     --         Nebraska....................  --
Arkansas....................     --         New Jersey..................  --
California..................  2.35          New Mexico..................  --
Colorado....................     --         New York....................  --
Connecticut.................     --         North Carolina..............  --
Delaware....................     --         Ohio........................  --
District of Columbia........  2.25          Oklahoma....................  --
Florida.....................     --         Oregon......................  --
Georgia.....................     --         Pennsylvania................  --
Illinois....................     --         Rhode Island................  --
Indiana.....................     --         South Carolina..............  --
Iowa........................     --         Tennessee...................  --
Kentucky....................  2.00          Texas.......................  --
Louisiana...................     --         Utah........................  --
Maryland....................     --         Virginia....................  --
Massachusetts...............     --         Washington..................  --
Michigan....................     --         West Virginia............... 1.00
Minnesota...................     --         Wisconsin...................  --
                                            Wyoming..................... 1.00

   Note:  The foregoing  rates are subject to amendment by  legislation  and the
   applicability   of  the  stated  rates  may  be  subject  to   administrative
   interpretation.

* Includes local annuity Premium taxation.

FIRST INVESTORS SPECIAL BOND FUND, INC.

95 Wall Street, New York, N.Y.  10005/(212) 858-8200

      This is a Prospectus for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Investments in the Fund are only available through the purchase of Individual Variable Annuity Contracts ("Contracts") issued by First Investors Life Insurance Company ("First Investors Life"). Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, First Investors Life Variable Annuity Fund A ("Separate Account A"). Separate Account A uses these proceeds to purchase shares of the Fund. Investments in the Fund are used to fund benefits under the Contracts.

      The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities. There can be no assurance the Fund will achieve its investment objectives. INVESTMENTS IN HIGH YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER-RATED SECURITIES. SEE "HIGH YIELD SECURITIES--RISK FACTORS."


      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for further reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Fund. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Fund at the address or telephone number indicated above.



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is April 30, 1997

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The table has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Fund.


                                                        ------------------------------------------------------------------------
                                                                                                Year Ended December 31
                                                        ------------------------------------------------------------------------

                                                        1996       1995       1994      1993       1992      1991        1990
                                                        ----       ----       ----      ----       ----      ----        ----

Net Asset Value, Beginning of Year...............      $12.23     $11.03     $12.18    $11.38     $11.05      $9.16     $11.47
                                                      -------    -------    -------   -------    -------   --------    -------

Income from Investment Operations
Net investment income............................        1.17       1.20       1.09      1.14       1.27       1.26       1.32
Net realized and unrealized
 gain (loss) on investments......................         .37       1.02      (1.22)      .86        .29       1.86      (2.30)
                                                      -------    -------    -------   -------    -------   --------    -------

   Total from Investment Operations..............        1.54       2.22      (.13)      2.00       1.56       3.12      (.98)
                                                      -------    -------    -------   -------    -------   --------    -------

Less Distributions from:
   Net investment income.........................        1.02       1.02       1.02      1.20       1.23       1.23       1.33
   Net realized gain from investments............          -          -          -          -          -          -          -
   Capital surplus...............................          -          -          -          -          -          -          -
                                                      -------    -------    -------   -------    -------   --------    -------
   Total Distributions...........................        1.02       1.02       1.02      1.20       1.23       1.23       1.33
                                                      -------    -------    -------   -------    -------   --------    -------


Net Asset Value, End of Year.....................      $12.75     $12.23     $11.03    $12.18     $11.38     $11.05      $9.16
                                                      =======    =======    =======   =======    =======    =======    =======

TOTAL RETURN(%)+.................................       13.10      20.76      (1.00)    18.15      14.56      35.76      (9.18)
----------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...........    $36,948    $38,037    $36,725    $43,056    $44,116    $50,914     $53,328


Ratios to Average Net Assets (%)
Expenses.........................................         .86        .88        .87       .85        .88        .89        .86
Net investment income............................        9.31      10.17       9.38      9.54      10.95      11.99      12.57


Portfolio Turnover Rate (%)......................          29         45         54        79         65         47         37

                                                        ----------------------------
                                                          Year Ended December 31
                                                        ----------------------------

                                                         1989       1988      1987
                                                         ----       ----      ----
Net Asset Value, Beginning of Year...............       $13.19     $12.99    $14.37
                                                       -------    -------   -------

Income from Investment Operations
Net investment income............................         1.57       1.61      1.57
Net realized and unrealized
 gain (loss) on investments......................        (1.73)       .20     (1.15)
                                                       -------    -------   -------

   Total from Investment Operations..............        (.16)       1.81       .42
                                                       -------    -------   -------

Less Distributions from:
   Net investment income.........................         1.56       1.61      1.58
   Net realized gain from investments............            -          -       .19
   Capital surplus...............................            -          -       .03
                                                       -------    -------   -------
   Total Distributions...........................         1.56       1.61      1.80
                                                       -------    -------   -------


Net Asset Value, End of Year.....................       $11.47     $13.19    $12.99
                                                       =======    =======   =======

TOTAL RETURN(%)+.................................        (1.60)     14.43      2.74
----------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...........      $85,719    $69,641   $43,965


Ratios to Average Net Assets (%)
Expenses.........................................          .82        .84       .86
Net investment income............................        12.38      11.96     11.16


Portfolio Turnover Rate (%)......................           34         51        71



----------
+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), or are unrated and deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing.

      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities and invest in zero coupon and pay-in-kind securities. See the SAI for more information concerning these securities.

      The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements; purchase securities on a "when-issued" basis.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for more information concerning these securities.

      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests, tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, and to establish a long-term holding basis.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. The Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval.


      The dollar weighted average of credit ratings of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                        COMPARABLE QUALITY
                                                       OF UNRATED SECURITIES
                         RATED BY MOODY'S            TO BONDS RATED BY MOODY'S
                         ----------------            -------------------------

         AA                     0.16%                         0%
         Ba                    19.16                          0
         B                     66.62                          0.76
         Caa                    3.12                          0
         Ca                     0.01                          0
                             -------                          -----
         Total                 89.07%                         0.76%


DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS


      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.


      DEBT SECURITIES--RISK FACTORS. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflationary expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. The Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will balance the benefits of investing in Deep Discount Securities with these risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      HIGH YIELD SECURITIES--RISK FACTORS. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than High Yield Securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

      MARKET RISK. The Fund is subject to market risk because it invests in common stocks. Market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

      MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Fund's Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in the Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                                HOW TO BUY SHARES


      Investments in the Fund are only available through purchases of the Contracts offered by First Investors Life. Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, Separate Account
A. Separate Account A purchases shares of the Fund. Orders for the purchase of shares of the Fund received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City Time), on any business day the NYSE is open for trading, will be confirmed at the net asset value determined as of the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be confirmed at the next determined net asset value. See "Determination of Net Asset Value." For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                              HOW TO REDEEM SHARES


      Shares of the Fund may be redeemed at the direction of Contractowners, in accordance with the terms of the Contracts. Redemptions will be made at the next determined net asset value of the Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, the Fund's Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by the Fund is not reasonably practicable.


                                   MANAGEMENT

      BOARD OF DIRECTORS. The Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages the Fund's investments, determines the Fund's portfolio transactions and supervises all aspects of the Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from the Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the Fund's advisory fees were 0.75% of its average daily net assets.


      The Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      PORTFOLIO MANAGER. George V. Ganter has been Portfolio Manager for the Fund since 1986. Mr. Ganter joined FIMCO in 1985 as an Analyst. Since 1989, he has been Portfolio Manager for First Investors High Yield Fund, Inc., the High Yield Fund of First Investors Life Series Fund and Executive Investors High Yield Fund.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of a Fund share is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Fund's Board of Directors deems necessary, by dividing the market value of the securities held by the Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Fund's Board of Directors. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily and paid quarterly in additional Fund shares at net asset value (without sales charge) generally determined as of the close of business on the first business day immediately following the last business day of the quarter. If you redeem all of your Fund shares at any time during the quarter, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses. Distributions of substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and any net realized gains from foreign currency transactions, are declared annually and paid in additional Fund shares at the net asset value (without sales charge) generally determined as of the close of business on the business day immediately following the record date of the distribution.

                                      TAXES

      The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Shares of the Fund are offered only to Separate Account A, which is an insurance company separate account that funds variable annuity contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity contracts. Please refer to "Federal Income Tax Status" in the Prospectus of Separate Account A for information as to the tax status of that account and the holders of the Contracts.

      The Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations  on the  assets of  Separate  Account A -- and of the Fund,  because section 817(h) and those regulations treat the assets of the Fund as assets of Separate Account A -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented
by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders other than as described in the Prospectus of Separate Account A.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      ORGANIZATION. The Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is authorized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors.

      CUSTODIAN. The Fund has retained The Bank of New York, 48 Wall Street, New York, New York 10286, to act as custodian of the securities and cash of the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of the Adviser and First Investors Life, acts as transfer agent for the Fund and as dividend disbursing agent.

      PERFORMANCE INFORMATION. Performance information is contained in the Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.


      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.   Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

      AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

TABLE OF CONTENTS                                                           PAGE


Financial Highlights....................................................      2
Investment Objectives and Policies......................................      4
How to Buy Shares.......................................................      9
How to Redeem Shares....................................................      9
Management..............................................................      9
Determination of Net Asset Value........................................     10
Dividends and Other Distributions.......................................     10
Taxes...................................................................     10
General Information.....................................................     11
Appendix A..............................................................     12

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
                                   PROSPECTUS


INVESTMENT ADVISER
First Investors Management Company, Inc.
95 Wall Street
New York, NY  10005


LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachussetts Avenue, N.W.
Washington, DC  20036


CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY  10286


TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey  07095-1198


AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania  19102





                                   PROSPECTUS
                                 April 30, 1997


NO DEALER, SALESMAN OR ANY OTHER PERSONS HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IS SUCH STATE.

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   OFFERED BY
                     FIRST INVESTORS LIFE INSURANCE COMPANY

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997



         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Variable Annuity Fund A, dated April 30, 1997, which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, or by telephoning (212) 858-8200.



                                TABLE OF CONTENTS


                                                                       Page

         General Description..........................................    2
         Services.....................................................    2
         Annuity Payments.............................................    3
         Other Information............................................    5
         Performance Information......................................    5
         Relevance of Financial Statements............................    7
         Appendices...................................................    8
         Financial Statements.........................................   13

                               GENERAL DESCRIPTION


         FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Special Bond Fund, Inc. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

         SEPARATE ACCOUNT A. First Investors Life Variable Annuity Fund A ("Separate Account A") was established on September 11, 1979 under the provisions of the New York Insurance Law. The assets of Separate Account A are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account A is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account A.


         The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"). The Fund's Prospectus describes the risks attendant to an investment in the Fund.


                                    SERVICES

         CUSTODIAN. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of Separate Account A. The assets of Separate Account A are held by United States Trust Company of New York, 114 W. 47th Street, New York, New York 10036 under a safekeeping arrangement. Under the terms of a Safekeeping Agreement dated December 13, 1979 between First Investors Life and United States Trust Company of New York, securities and similar investments of Separate Account A shall be deposited in the safekeeping of United States Trust Company of New York. First Investors Life is responsible for the payment of all expenses of, and compensation to, United States Trust Company of New York in such amounts as may be agreed upon from time to time.


         INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, independent certified public accountants, has been selected as the independent accountants for Separate Account A. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account A which is set by the Audit Committee of the Board of Directors of First Investors Life.


         ADVISER. Investment advisory services to the Fund are provided by First Investors Management Company, Inc., 95 Wall Street, New York, NY 10005 pursuant to an Investment Advisory Agreement dated June 13, 1994 (the "Advisory Agreement"). The Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, in person at a meeting called for such purpose and by the shareholders of the Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of its operations, subject to review by the Fund's Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund such as shareholder servicing fees and expenses; custodian fees and expenses;  legal and  auditing  fees;  expenses  of  communicating  to  existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:
                                                                     Annual
Average Daily Net Assets                                               Rate

Up to $250 million.....................................................0.75%
In excess of $250 million up to $500 million...........................0.72
In excess of $500 million up to $750 million...........................0.69
Over $750 million......................................................0.66




      For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid the Adviser $294,179, $277,740, and $271,569, respectively, in advisory fees.

      UNDERWRITER. First Investors Life and Separate Account A have entered into an Underwriting Agreement with First Investors Corporation. FIC, an affiliate of First Investors Life, and of the Adviser has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 1994, 1995 and 1996, FIC received fees of $13,872, $11,406 and $5,165, respectively, in connection with the distribution of the Contracts in a continuous offering.


      The  Contracts  are sold by  insurance  agents  licensed to sell  variable
annuities,   who  are   registered   representatives   of  the   Underwriter  or
broker-dealers who have sales agreements with the Underwriter.



                                ANNUITY PAYMENTS

         VALUE OF AN ACCUMULATION UNIT. For Separate Account A, the value of an Accumulation Unit was arbitrarily initially set at $1.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of the Fund, expenses and deductions of certain charges affect the Accumulation Unit Value. The value of an Accumulation Unit for Separate Account A may increase or decrease from Valuation Period to Valuation Period.

         NET INVESTMENT FACTOR. The Net Investment Factor for Separate Account A for any Valuation Period is determined by dividing (a) by (b) and subtracting
(c) from the result, where:

(a)      is the net result of:

         (1) the net asset value per share of the Fund determined at the end of the current Valuation Period, plus

         (2) the per share amount of any dividend or capital gains distributions made by the Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.75% of the daily net asset value of Separate Account A. This percentage represents approximately 0.60% charge for the mortality risk assumed and 0.15% charge for the expense risk assumed.

         The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for Separate Account A may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

         VALUE OF AN ANNUITY UNIT. For Separate Account A, the value of an Annuity Unit was arbitrarily initially set at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum, which is assumed in the Annuity Tables contained in the Contract. (For an illustration of this calculation, see Appendix III, Example A.)

         AMOUNT OF ANNUITY PAYMENTS. When annuity payments are to commence, the Accumulated Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted will be deducted from the Accumulated Value to determine the Net Accumulated Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contract contains a formula for determining the adjusted age, and the Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed 5 years by which the year of birth is later than 1900. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

         The dollar amount of the first monthly Variable Payment, based on Separate Account A determined as above, is divided by the value of an Annuity Unit for Separate Account A for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under Separate Account A. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for Separate Account A by the applicable value of an Annuity Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

         A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

                                OTHER INFORMATION

         TIME OF PAYMENTS. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

         REPORTS TO CONTRACTOWNERS. First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for Separate Account A and the Accumulation Unit Values. In addition, latest available reports of the Fund will be mailed to each Contractowner.

         ASSIGNMENT. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned.


                             PERFORMANCE INFORMATION

         Separate Account A may advertise its performance in various ways.

         The yield for Separate Account A is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by the Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Accumulation Units of Separate Account A outstanding during the base period and (B) the maximum public offering price per Accumulation Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine Separate Account A's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

         Separate Account A's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)1/n]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  [ERV-P]/P  = TOTAL RETURN

         In providing such performance data, Separate Account A will assume the payment of the maximum sales charge of 7.00% (as a percentage of the purchase payment) on the initial investment and the payment of the Mortality and Expense Risk Fee of 0.75% ("P"). Separate Account A will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Accumulation Unit, and that the investment is redeemed at the end of the period.

         Average annual total return and total return for the periods ended December 31, 1996 calculated using the offering price for Separate Account A is set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN*

                  One Year                                      3.81%
                  Five Years                                    9.73
                  Ten Years                                     7.75

TOTAL RETURN*

                  One Year                                      3.81%
                  Five Years                                   59.09
                  Ten Years                                   110.93

         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1996 for Separate Account A is set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN*

                  One Year                                     11.62%
                  Five Years                                   11.33
                  Ten Years                                     8.54

TOTAL RETURN*

                  One Year                                     11.62%
                  Five Years                                   71.04
                  Ten Years                                   126.88


         Return information may be useful to investors in reviewing Separate Account A's performance. However, the total return and average annual total return will fluctuate over time and the return for any given past period is not an indication or representation by Separate Account A of future rates of return.

         At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase Separate Account A's total return, average annual total return and yield during the period of the waiver or reimbursement.

         Separate Account A may include in advertisements and sales literature, examples, information and statistics that illustrate the effect of taxable vs. tax-deferred compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional Accumulation Units.

--------
* The return figures assume the current maximum sales charge of 7.00%. Prior to December 30, 1991, the maximum sales charge for Separate Account A was 7.25%.

The examples may include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, Section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by Separate Account A of past or future yield or return.

         From time to time, in reports and promotional literature, Separate Account A may compare its performance to, or cite the historical performance of, other variable annuities. The performance rankings and ratings of variable annuities reported in L-VIPPAS, a monthly publication for insurance companies and money managers published by Lipper Analytical Services, Inc. and in Morningstar Variable Annuity Performance Report, also a monthly publication published by Morningstar, Inc., may be used. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, NATIONAL UNDERWRITER, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.


                        RELEVANCE OF FINANCIAL STATEMENTS

         The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of Separate Account A. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of Separate Account A.

                                   APPENDICES

                                   APPENDIX I


                                    EXAMPLE A
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                    THE NET INVESTMENT FACTOR OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT A


Net Investment Factor= A + B
                       ----- -D
                         C


Where:
A = The Net Asset Value of a Fund  share,  plus  dividends  accrued but not reinvested, as of the end of the current Valuation Period.
    Assume............................................................................. =        $8.51000000
B = The per share amount of any dividend or capital gains distribution reinvested since the end of the immediately preceding Valuation Period.
    Assume............................................................................. =                  0
C = The Net Asset Value of a Fund share, plus dividends accrued but not reinvested, as of the end of the immediately preceding Valuation Period.
    Assume............................................................................. =        $8.39000000
D = The daily deduction for mortality and expense risks, which totals .75%
    on an annual basis.
    On a daily basis................................................................... =          .00002054

Then, the Net Investment Factor = 8.51000000 + 0 - .00002054........................... =         1.01428220
                                  --------------
                                  8.39000000


                                    EXAMPLE B
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                     ACCUMULATION UNIT VALUE OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT A

Accumulation Unit Value = A x B Where:
A = The  Accumulation  Unit Value for the immediately  preceding  Valuation
    Period.
    Assume............................................................................. =        $1.46328760
B = The Net Investment Factor for the current Valuation Period.
    Assume............................................................................. =         1.01428220

Then, the Accumulation Unit Value = $1.46328760 x 1.01428220........................... =         1.48418657


                                   APPENDIX II


                                    EXAMPLE A
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                           DEATH BENEFIT PAYABLE UNDER
                    ANNUITY OPTION 4-UNIT REFUND LIFE ANNUITY

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable = A - (CxD), if A is greater than CxD
                        -             -
                        B             B
Where:

A = The Net Accumulated  Value applied on the Annuity
    Commencement Date to purchase the Variable Annuity.
    Assume........................................................=   $20,000.00

B = The Annuity Unit Value at the Annuity Commencement Date.
    Assume........................................................=  $1.08353012

C = The number of Annuity Units represented by each payment made.
    Assume........................................................= 116.61488844

D = The total number of monthly  Variable Annuity Payments made prior to the Annuitant's death.
    Assume........................................................=           30

Then the number of Annuity Units Payable:

                      $20,000.00   -  (116.61488844 x 30)
                     -----------
                     $1.08353012

                 =   18,458.18554633  -  3,498.44665320

                 =   14,959.73889313


If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

        14,959.73889313 x $1.12173107 = $16,780.80

                                  APPENDIX III

                                    EXAMPLE A

                    FORMULA AND ILLUSTRATION FOR DETERMINING
                              ANNUITY UNIT VALUE OF
                               SEPARATE ACCOUNT A


Annuity Unit Value = A x B x C

Where:

A = Annuity Unit Value of the immediately preceding Valuation Period.
    Assume........................................................ = $1.10071211

B = Net Investment Factor for the Valuation Period for which the Annuity
    Unit is being calculated.
    Assume........................................................ =  1.00083530

C = A factor to  neutralize  the assumed  interest  rate of 3 1/2% built into the Annuity Tables used.
    Daily factor equals........................................... =  0.99990575

Then, the Annuity Value is:

        $1.10071211 x 1.00083530 x 0.99990575 = $1.10152771


                                    EXAMPLE B

                    FORMULA AND ILLUSTRATION FOR DETERMINING
              AMOUNT OF FIRST MONTHLY VARIABLE ANNUITY PAYMENT FROM
                               SEPARATE ACCOUNT A

First Monthly Variable Annuity Payment =    A  x B
                                        -------
                                        $1,000

Where:

A = The Net Accumulated  Value  allocated to Separate  Account A for the
    Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date.
    Assume......................................................... = $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
    Assume......................................................... =      $6.40

Then, the first Monthly Variable Payment = $20,000 x $6.40 = $128.00
                                           -------
                                            $1,000

                                    EXAMPLE C

                    FORMULA AND ILLUSTRATION FOR DETERMINING
               THE NUMBER OF ANNUITY UNITS FOR SEPARATE ACCOUNT A
              REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

                           A
Number of Annuity Units =  -
                           B
Where:
A = The dollar amount of the first monthly Variable Annuity Payment.
    Assume........................................................ =     $128.00

B = The  Annuity  Unit Value for the  Valuation  Date on or  immediately preceding the seventh day before the Annuity Commencement Date.
    Assume........................................................ = $1.09763000

Then, the number of Annuity Units =    $128.00    = 116.61488844
                                              $1.09763000


                                    EXAMPLE D

                    FORMULA AND ILLUSTRATION FOR DETERMINING
              THE AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE
                    ANNUITY PAYMENTS FROM SEPARATE ACCOUNT A


Second Monthly Variable Annuity Payment = A x B

Where:

A = The Number of Annuity  Units  represented  by each monthly  Variable
    Annuity Payment.
    Assume....................................................... = 116.61488844

B = The  Annuity  Unit Value for the  Valuation  Date on or  immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
    Assume....................................................... =  $1.11834234

Then, the second monthly Variable Annuity
     Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity
     Payment = 116.61488844 x $1.08103230 = $126.06

                              Financial Statements
                             as of December 31, 1996

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 24, 1997

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                                     ASSETS


                                                          DECEMBER 31, 1996       DECEMBER 31,1995
Investments (note 2):
  Available-for-sale securities.........................  $114,011,891          $ 113,815,086
  Held-to-maturity securities...........................     5,549,214              5,942,604
  Short term investments................................     7,667,491              5,160,201
  Policy loans..........................................    18,865,648             17,016,692
                                                          ------------           ------------

     Total investments..................................   146,094,244            141,934,583

Cash ...................................................       901,980              1,189,030
Premiums and other receivables, net of allowances of
  $30,000 in 1996 and 1995..............................     3,998,210              4,334,595
Accrued investment income...............................     2,903,566              2,833,561
Deferred policy acquisition costs (note 6)..............    17,547,129             17,318,214
Deferred Federal income taxes (note 7)     .............       934,000                 12,000
Furniture, fixtures and equipment, at cost, less
  accumulated depreciation of $925,736 in 1996 and
   $800,593 in 1995.....................................       146,078                236,736
Other assets............................................       136,302                123,509
Separate account assets.................................   465,456,848            344,568,486
                                                          ------------           ------------

     Total assets.......................................  $638,118,357           $512,550,714
                                                          ============           ============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..................  $113,295,474           $113,374,173
Claims and other contract liabilities...................    12,190,281             11,289,108
Accounts payable and accrued liabilities................     3,730,943              4,150,250
Separate account liabilities............................   464,852,507            343,956,938
                                                         -------------           ------------

     Total liabilities..................................   594,069,205            472,770,469
                                                         -------------           ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares.................     2,538,163              2,538,163
Additional paid in capital..............................     6,496,180              6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2)...................................       644,000              1,878,000
Retained earnings ......................................    34,370,809             28,867,902
                                                         -------------           ------------

     Total stockholder's equity.........................    44,049,152             39,780,245
                                                         -------------           ------------

     Total liabilities and stockholder's equity......... $ 638,118,357           $512,550,714
                                                         =============           ============



See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME

                                                               YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31, 1996    DECEMBER 31,1995   DECEMBER 31,1994
                                                        -----------------    ----------------   ----------------
REVENUES
  Policyholder fees...................................     $   22,955,165     $   19,958,420        $16,433,269
  Premiums............................................          6,725,329          7,293,719          7,630,182
  Investment income (note 2)..........................          9,771,389          9,363,212          8,835,356
  Realized gain (loss) on investments.................           (221,025)           373,582           (259,987)
  Other income........................................            704,678            835,703            701,355
                                                           --------------     --------------     --------------

     Total income.....................................         39,935,536         37,824,636         33,340,175
                                                           --------------     --------------     --------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         12,912,810         13,027,516         14,297,499
  Dividends to policyholders..........................            964,913            954,384            910,754
  Amortization of deferred acquisition costs (note 6).          1,454,408          1,672,429          1,573,216
  Commissions and general expenses....................         16,287,498         15,773,968         13,513,644
                                                           --------------     --------------     --------------

     Total benefits and expenses......................         31,619,629         31,428,297         30,295,113
                                                           --------------     --------------     --------------

Income before Federal income tax .....................          8,315,907          6,396,339          3,045,062

Federal income tax (note 7):
  Current.............................................          3,099,000          2,553,000            838,000
  Deferred............................................           (286,000)          (376,000)          (352,000)
                                                           --------------     --------------     --------------

                                                                2,813,000          2,177,000            486,000
                                                           --------------     --------------     --------------


Net Income............................................     $    5,502,907     $    4,219,339       $  2,559,062
                                                           ==============     ==============       ============

Income per share, based on 534,350 shares outstanding
                                                                 $10.30                $7.90              $4.79
                                                         ===============    =================   ===============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY


                                                               YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31,1996     DECEMBER 31,1995   DECEMBER 31, 1994
                                                         ----------------     ----------------   -----------------
Balance at beginning of year..............................   $ 39,780,245         $ 31,196,906      $ 34,173,844
Net income................................................      5,502,907            4,219,339         2,559,062
Increase (decrease) in unrealized holding gains on
  available-for-sale securities...........................     (1,234,000)           4,364,000        (5,536,000)
                                                             ------------        -------------      ------------
Balance at end of year....................................   $ 44,049,152         $ 39,780,245      $ 31,196,906
                                                             ============        =============      ============


                            STATEMENTS OF CASH FLOWS

                                                               YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31,1996     DECEMBER 31,1995   DECEMBER 31, 1994
                                                         ----------------     ----------------   -----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received..........................  $ 22,925,131       $  19,374,522       $  16,433,269
     Premiums received...................................     6,413,009           6,895,096           7,366,276
     Amounts received on policyholder accounts...........   105,489,481          87,156,662          63,526,544
     Investment income received..........................     9,964,169           9,360,894           8,886,847
     Other receipts......................................        55,779              69,621              46,581
     Benefits and contract liabilities paid..............  (117,321,389)       (101,642,156)        (75,131,594)
     Commissions and general expenses paid...............   (20,857,687)        (18,176,870)        (15,252,935)
                                                           ------------       -------------       -------------

     Net cash provided by (used for) operating
        activities.......................................     6,668,493           3,037,769           5,874,988
                                                           ------------       -------------       -------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........    39,062,702          58,755,827          36,751,082
     Purchase of investment securities...................   (44,134,604)        (58,622,646)        (42,164,770)
     Purchase of furniture, equipment and other
        assets...........................................       (34,485)           (128,442)            (67,121)
     Net increase in policy loans........................    (1,848,956)         (2,330,591)         (1,801,780)
     Investment in Separate Account .....................          (200)           (500,000)                 --
                                                           ------------       -------------       -------------

     Net cash provided by (used for) investing
        activities.......................................    (6,955,543)         (2,825,852)         (7,282,589)
                                                           ------------       -------------       -------------

     Net increase (decrease) in cash.....................      (287,050)            211,917          (1,407,601)

Cash
  Beginning of year .....................................     1,189,030             977,113           2,384,714
                                                           ------------       -------------       -------------
  End of year............................................  $    901,980       $   1,189,030       $     977,113
                                                           ============       =============       =============


The Company received a refund of Federal income tax of $102,000 in 1995 and paid Federal income tax of $3,243,000 in 1996, $2,125,000 in 1995 and $1,368,000 in
1994.

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                       1996           1995           1994
                                                                                   ------------   ------------   ------------

Reconciliation of net income to net cash provided by (used for) operating activities:

         Net income ............................................................   $ 5,502,907    $ 4,219,339    $ 2,559,062

         Adjustments to reconcile  net income to net cash provided by (used for)
              operating activities:
            Depreciation and amortization ......................................       130,924        141,121        122,199
            Amortization of deferred policy
               acquisition costs ...............................................     1,454,408      1,672,429      1,573,216
Realized investment (gains) losses .............................................       221,025       (373,582)       259,987
            Amortization of premiums and discounts on
              investments ......................................................       262,785        237,472        287,340
            Deferred Federal income taxes ......................................      (286,000)      (376,000)      (352,000)
            Other items not requiring cash - net ...............................         6,794       (112,268)          (149)

         (Increase) decrease in:
            Premiums and other receivables, net ................................       336,385       (433,106)    (1,055,910)
            Accrued investment income ..........................................       (70,005)      (239,790)      (235,849)
            Deferred policy acquisition costs, exclusive
              of amortization ..................................................    (1,275,323)    (1,117,752)    (1,138,988)
            Other assets .......................................................       (18,574)        64,490        (30,882)

         Increase (decrease) in:
            Policyholder account balances ......................................       (78,699)    (1,882,591)     2,719,458
            Claims and other contract liabilities ..............................       901,173        551,392        503,025
            Accounts payable and accrued liabilities ...........................      (419,307)       686,615        664,479
                                                                                   -----------    -----------    -----------

                                                                                   $ 6,668,493    $ 3,037,769    $ 5,874,988
                                                                                   ===========    ===========    ===========


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

    The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

(a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
(b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
(c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
(d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
(e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

    (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

    (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation.

    (c)  Investments.   Investments  in  equity  securities  that  have  readily
determinable fair values and all investments in debt securities are classified in three separate categories and accounted for as follows:

    HELD-TO-MATURITY SECURITIES
      Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

    TRADING SECURITIES
            Debt and equity securities that are held principally for the purpose of selling such securities in the near term are recorded at fair value with unrealized gains and losses included in earnings.

    AVAILABLE-FOR-SALE SECURITIES
      Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

    Short term investments are reported at market value which approximates cost.

    Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                                             YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31,1996   DECEMBER 31, 1995     DECEMBER 31,1994

Interest on fixed maturities......................        $  8,559,429        $  8,243,748        $  8,091,627
Interest on short term investments................             410,930             451,475             225,682
Interest on policy loans..........................           1,151,681             973,242             886,465
Dividends on equity securities....................              43,756              58,305              10,220
                                                          ------------        ------------        ------------

     Total investment income......................          10,165,796           9,726,770           9,213,994
     Investment expense...........................             394,407             363,558             378,638
                                                          ------------        ------------        ------------

Net investment income.............................        $  9,771,389        $  9,363,212        $  8,835,356
                                                          ============        ============        ============



                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The  amortized  cost and  estimated  market  values of  investments  at December  31, 1996 and 1995 are as follows:

                                                              GROSS         GROSS         ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED        MARKET
                                                 COST         GAINS        LOSSES           VALUE

Available-For-Sale Securities
December 31, 1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ..........................   $ 41,254,552   $  569,803   $    157,020   $ 41,667,335
  Debt Securities issued by
   States of the U.S. ....................      5,525,022           --        172,264      5,352,758
  Corporate Debt Securities ..............     56,013,590    1,217,747        297,752     56,933,585
  Other Debt Securities ..................      9,952,727      133,266         27,780     10,058,213
                                             ------------   ----------   ------------   ------------
                                             $112,745,891   $1,920,816   $    654,816   $114,011,891
                                             ============   ==========   ============   ============


December 31,1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ..........................   $ 40,056,913   $1,459,984   $         --   $ 41,516,897
  Debt Securities issued by
   States of the U.S. ....................      9,067,445      215,464         10,295      9,272,614
  Corporate Debt Securities ..............     53,636,330    1,872,502        121,193     55,387,639
  Equity Securities ......................        500,000       55,000             --        555,000
  Other Debt Securities ..................      7,010,398       78,876          6,338      7,082,936
                                             ------------   ----------   ------------   ------------
                                             $110,271,086   $3,681,826   $    137,826   $113,815,086
                                             ============   ==========   ============   ============

   At December 31, 1996 and 1995, the Company recognized "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $644,000 and $1,878,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($1,234,000) , $4,364,000 and ($5,536,000) for 1996, 1995 and 1994, respectively is reported as a separate component of stockholders' equity.

Held-To-Maturity Securities
December 31,1996

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
 and Agencies ...........   $3,439,214   $36,945   $   10,944   $3,465,215
Corporate Debt Securities    2,000,000        --       66,200    1,933,800
Other Debt Securities ...      110,000        --           --      110,000
                            ----------   -------   ----------   ----------
                            $5,549,214   $36,945   $   77,144   $5,509,015
                            ==========   =======   ==========   ==========

December 31,1995

  U.S. Treasury Securities and obligations
 of U.S. Government Corporations
 and Agencies ...........   $3,332,604   $120,983   $       --   $3,453,587
Corporate Debt Securities    2,000,000         --       40,412    1,959,588
Other Debt Securities ...      610,000         --           --      610,000
                            ----------   --------   ----------   ----------
                            $5,942,604   $120,983   $   40,412   $6,023,175
                            ==========   ========   ==========   ==========

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                      HELD TO MATURITY                   AVAILABLE FOR SALE
                                                 AMORTIZED        ESTIMATED        AMORTIZED         ESTIMATED
                                                   COST          MARKET VALUE        COST          MARKET VALUE

Due in one year or less.......................  $  100,000       $  100,000      $  2,359,443     $  2,368,650
Due after one year through five years.........     267,660          265,400        36,423,615       36,855,145
Due after five years through ten years........   3,181,554        3,209,815        48,199,575       49,009,561
Due after ten years...........................   2,000,000        1,933,800        25,763,258       25,778,535
                                                ----------       ----------      ------------     ------------
                                                $5,549,214       $5,509,015      $112,745,891     $114,011,891
                                                ==========       ==========      ============     ============


      Proceeds from sales of investments in fixed maturities were $39,046,422, $56,949,635 and $36,701,082 in 1996, 1995 and 1994, respectively. Gross gains of
$185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995. Gross gains of $85,827 and gross losses of $345,814 were realized on those sales in 1994.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

           TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE
           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees. Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below. ANNUITIES Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.
      (f) Reclassifications. Certain reclassifications have been made to the 1994 and 1995 Financial Statements in order to conform to the 1996 presentation.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- Retirement Plans
      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1996, 1995 and 1994, the Company charged operations approximately $100,000, $40,000 and $ 0, respectively for its portion of the contribution.

      The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $414,000 in 1996, $375,000 in 1995 and $312,000 in 1994. The accrued liability of approximately $2,858,000 in 1996 and $2,621,000 in 1995 was sufficient to cover the value of benefits provided by the plan.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1996 and 1995 was not material.

Note 5 -- Commitments and Contingent Liabilities
      The Company has agreements with affiliates and non-affiliates as follows:
      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1996, 1995 and 1994. The Company also had assumed reinsurance amounting to approximately 21%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1996, 1995 and 1994, the Company paid approximately $1,222,000, $1,282,000 and $1,099,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,709,000 in 1996, $8,739,000 in 1995,and $6,651,000 in 1994 for commissions relating to the sale of its products.

           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $ 326,000 at December 31, 1996 and $343,000 at December 31, 1995.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 6 -- Adjustments Made to Statutory Accounting Practices

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1996, 1995 and 1994 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                     NET INCOME                 CAPITAL SHARES AND SURPLUS
                                                YEAR ENDED DECEMBER 31                AT DECEMBER 31
                                               -----------------------      ------------------------
                                           1996        1995        1994         1996       1995          1994
                                           ----        ----        ----         ----       ----          ----

Reported on a statutory basis.......... $5,002,533 $3,705,334  $2,205,814  $26,580,877  $21,600,537  $18,020,531
                                        ---------- ----------  ----------  -----------  -----------  -----------

Adjustments:
   Deferred policy acquisition costs (b)  (179,085)  (554,677)   (434,228)  17,547,129  17,318,214    19,321,891
   Future policy benefits (a)..........    514,086    422,387     727,849   (2,398,397) (2,912,483)   (3,334,870)
   Deferred income taxes...............    286,000    376,000     352,000      934,000      12,000     1,884,000
   Premiums due and deferred (e).......     85,461     80,133      70,968   (1,359,107) (1,444,568)   (1,524,702)
   Cost of colletion and other statutory
     liabilities.......................    (12,283)   (16,318)    (32,454)      36,984      49,267        65,585
   Non-admitted assets.................         --         --          --      298,731     395,758       385,500
Asset valuation reserve................         --         --          --    1,136,664   1,016,830       901,041
   Interest maintenance reserve........    (48,542)   (40,804)     71,048)       6,271     200,690        (5,070)
   Gross unrealized holding gains (losses) on
     available-for-sale securities...           --         --          --    1,266,000   3,544,000    (4,517,000)
   Net realized capital gains (losses).   (221,025)   373,582    (259,987)         --          --            --
   Other...............................     75,762    126,298)        148          --          --            --
                                        ---------- ----------  ----------  -----------  -----------  -----------
                                           500,374    514,005     353,248   17,468,275  18,179,708    13,176,375
                                        ---------- ----------  ----------  -----------  -----------  -----------

In accordance with generally accepted
   accounting principles............... $5,502,907 $4,219,339  $2,559,062  $44,049,152 $39,780,245   $31,196,906

Per share, based on 534,350 shares
   outstanding.........................     $10.30      $7.90       $4.79       $82.44      $74.45        $58.38
                                            ======      =====       =====       ======     =======        ======

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.
      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


             DISTRIBUTION OF LIABILITIES*                 BASIS OF ASSUMPTIONS
                                 YEARS
       1996         1995        OF ISSUE        INTEREST               MORTALITY TABLE                WITHDRAWAL
      -----         ----        --------        --------               ---------------                ----------
Non-par:
 $ 1,655,040    $ 1,722,604   1962-1967          4 1/2%       1955-60 Basic Select plus Ultimate      Linton B
   5,814,885      5,668,858   1968-1988          5 1/2%       1955-60 Basic Select plus Ultimate      Linton B
   2,546,702      2,574,079   1984-1988          7 1/2%       85% of 1965-70 Basic Select             Modified
                                                                plus Ultimate                         Linton B
      86,508         74,055   1989-Present       7 1/2%       1975-80 Basic Select plus Ultimate      Linton B
     113,117        109,919   1989-Present       7 1/2%       1975-80 Basic Select plus Ultimate      Actual
      34,185         39,885   1989-Present       8%           1975-80 Basic Select plus Ultimate      Actual
  31,902,122     31,896,847   1985-Present       6%           Accumulation of Funds                   --
Par:
     223,500        224,307   1966-1967          4 1/2%       1955-60 Basic Select plus Ultimate      Linton A
  13,357,249     13,557,033   1968-1988          5 1/2%       1955-60 Basic Select plus Ultimate      Linton A
     975,132        988,555   1981-1984          7 1/4%       90% of 1965-70 Basic Select
                                                                plus Ultimate                         Linton B
   4,772,595      4,713,069   1983-1988          9 1/2%       80% of 1965-70 Basic Select
                                                                plus Ultimate                         Linton B
  14,031,404     12,459,045   1990-Present       8%           66% of 1975-80 Basic Select
                                                                plus Ultimate                         Linton B
Annuities:
  21,779,771     25,202,605   1976-Present       5 1/2%       Accumulation of Funds                   --
Miscellaneous:
  16,939,829     15,161,153   1962-Present       2 1/2%-3 1/2%   1958-CSO                             None


----------
* The above amounts are before deduction of deferred premiums of $936,565 in 1996 and $1,017,841 in 1995.

      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $1,454,408 in 1996, $1,672,429 in 1995 and $1,573,216
in 1994 was charged to operations.

      (c) Participating business represented 9.8% and 11.1% of individual life insurance in force at December 31, 1996 and 1995, respectively.

      The  Board  of  Directors   annually   approves  a  dividend  formula  for
calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $16,796,135, $11,815,645 and $8,235,339 at December 31, 1996, 1995 and 1994, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 1996 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:

                                                       1996            1995
                                                       ----            ----
Policyholder dividend provision .................  $  (332,719)   $  (323,612)
Non-qualified agents' pension plan reserve ......   (1,127,384)    (1,044,728)
Deferred policy acquisition costs ...............    2,507,526      2,968,214
Future policy benefits ..........................   (2,346,908)    (2,639,345)
Bond discount ...................................       28,677         27,842
Unrealized holding gains (losses) on
     Available-For-Sale Securities                     331,000        967,000
Other ...........................................        5,808         32,629
                                                   -----------    -----------
                                                   $  (934,000)   $   (12,000)
                                                   ===========    ===========


      The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025 and the $838,000 for 1994 is net of a $102,000 Federal tax benefit resulting from a capital loss carry back of $259,987.

      A reconciliation of the Federal statutory income tax rate to the Company's effective tax rate is as follows:

                                                           1996    1995    1994
                                                           ----    ----    ----
Application of statutory tax rate........................   34%     34%     34%
Special tax deduction for life insurance companies.......   --      --     (18)
                                                           ---     ---     ---
  .......................................................   34%     34%     16%
                                                            ===    ===     ===

                              FINANCIAL STATEMENTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the statement of assets and liabilities of First Investors Life Variable Annuity Fund A (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life
Variable Annuity Fund A as of December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 24, 1997

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1996


ASSETS
  Investments at net asset value (Note 2)
    First Investors Special Bond Fund, Inc. (2,896,823 shares at
    $12.75 per share, cost $54,279,767)............................ $36,947,851

LIABILITIES
  Payable to First Investors Life Insurance Company................      29,487
                                                                    -----------


NET ASSETS......................................................... $36,918,364
                                                                    ===========

Net assets represented by Contracts in accumulation period
    (8,267,235 units at unit value of 4.46562389).................. $36,918,364
                                                                    ===========



See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME
  Income:
    Dividends.................................................     $ 2,988,275
                                                                   -----------

        Total income..........................................       2,988,275
                                                                  ------------

  Expenses:
    Mortality and expense risks (Note 3)......................         276,587
                                                                 -------------

        Total expenses........................................         276,587
                                                                 -------------

NET INVESTMENT INCOME.........................................       2,711,688
                                                                  ------------

UNREALIZED DEPRECIATION ON INVESTMENTS
  Beginning of year...........................................    (18,869,816)
  End of year.................................................    (17,331,916)
                                                                  -----------

Change in unrealized depreciation on investments..............      1,537 900
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $ 4,249,588
                                                                  ===========



See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                       STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,

                                                           1996         1995
                                                           ----         ----
Increase (Decrease) in Net Assets
  From Operations
    Net investment income ...........................  $ 2,711,688  $ 2,938,719
Change in unrealized depreciation on investments.....    1,537,900    3,857,383
                                                       -----------  -----------

    Net increase (decrease) in net assets resulting
      from operations................................    4,249,588    6,796,102
                                                       -----------  -----------

  From Unit Transactions
    Net annuity considerations.......................      268,926      193,158
    Contract payments................................  (5,619,918)  (5,671,079)
                                                       -----------  -----------

    Net decrease in net assets derived from unit
     transactions....................................  (5,350,992)  (5,477,921)
                                                       -----------  -----------

       Net increase (decrease) in net assets.........  (1,101,404)    1,318,181

Net Assets
  Beginning of year..................................   38,019,768   36,701,587
                                                       -----------  -----------
  End of year........................................  $36,918,364  $38,019,768
                                                       ============ ===========


See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

Note 1 -- Organization
      First Investors Life Variable Annuity Fund A (Separate Account A), a unit investment trust registered under the Investment Company Act of 1940 (the 1940
Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). All assets of the separate account are invested in shares of First Investors Special Bond Fund, Inc. (the Fund), an open-end diversified management investment company registered under the 1940 Act.

Note 2 -- Significant Accounting Practices
      INVESTMENTS
      Shares of the Fund held by Separate Account A are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. The Fund's investments in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

      FEDERAL INCOME TAXES
      Separate Account A is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account A will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account A.

Note 3 -- Mortality and Expense Risks and Deductions
      In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 0.75% of the daily net asset value of Separate Account A. The deduction for the year ended December 31, 1996 was $276,587. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. There was no deduction under this provision during 1996.